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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of the USG Corporation Investment Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on March 28, 2002, and as amended on the date hereof (the "Report"), the undersigned, the Plan Administrator, and the Chairman of the USG Corporation Pension and Investment Committee, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), to the best of their knowledge, that:

         (1)      The Report fully complies with the requirements of Section 13
                  (a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m);
                  and

         (2) The information contained in the Report fairly presents, in all material respects, the statements of net assets available for benefits and the statements of changes in net assets available for benefits of the Plan.

June 30, 2003

                              By:  /s/ Peter K. Maitland
                                   --------------------------------
                                    Peter K. Maitland,
                                    Plan Administrator

                              By:  /s/ Richard H. Fleming
                                   --------------------------------
                                    Richard H. Fleming,
                                    Chairman of the USG Corporation
                                    Pension and Investment Committee


A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.